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                                                                Exhibit 10.6.6

EXECUTIVE COVE CENTER
A PLANNED RETAIL AND OFFICE COMMUNITY                             OFFICE LEASE


PARTIES THIS LEASE, Made this 16th day of December, 1996 by and between Executive Cove, L.L.C., hereafter called "Landlord" a Virginia Limited Liability Company, with its principal office in Virginia Beach, Virginia, C.M.S. Holding Co., Inc., hereinafter called "Tenant", and ___________________, hereinafter called "Agent", with its principal office in _________________, Virginia.

PREMISES,     WITNESSETH: Landlord hereby leases to Tenant and Tenant hereby
USE AND       leases from Landlord room(s) numbered 103 & 104 (hereinafter
RENT          called "demised premises"), on the first floor of the office building known as the 5604 Building (hereinafter called
              "Building") at Executive Cove Center in Virginia Beach,
              Virginia, to be used as executive and general offices and for no other purpose whatsoever, for the term of three years unless sooner terminated as hereinafter provided) beginning on January 1, 1997 and ending on December 31, 1999 at the rental of $2,300.00 per month, payable in advance without demand and without set-off, on the first day of every month during said
              Term at _____________, unless and until Tenant is otherwise notified in writing by Landlord.

COMMON AREA   The parties hereto, for themselves, their heirs, personal
CHARGES       representatives, successors and assigns, covenant and agree as follows:

LATE CHARGE 1. Tenant covenants and agrees to pay Landlord as a late charge the greater of $50.00 or eight percent (8%) of the amount due on all rents and all other sums due under this Lease, if said sums have not been paid within ten (10) days of the due date. Landlord expressly reserves all other rights and remedies provided herein and by law with respect to nonpayment of the rents provided for herein.

POSSESSION 2. If Landlord, for any reason other than its own willful act, is unable to deliver possession of the demised premises to Tenant at the beginning of the term hereof, this lease shall not be affected or impaired in any way except as herein expressly provided and Landlord shall not be liable to Tenant for any loss or damage resulting therefrom or caused thereby. In such event the rent reserved herein shall not become due and payable until the date on which Landlord gives Tenant written notice that Tenant can take possession of the demised premises. It is understood between the parties hereto that if Landlord, for any reason other than its own willful act, is unable ultimately to deliver possession of the demised premises to Tenant, then, upon Landlord's giving Tenant written notice to such effect, this lease shall be terminated and cancelled, and upon the return of any deposit made hereunder, no party hereto shall have any liability to any other party hereto. If possession is delivered on a day other than the first day of any month, Tenant shall pay pro-rata rent for the resulting partial month (at the time of delivery of possession).

PAYMENT OF RENT ASSIGNMENT, ETC 3. Tenant covenants that (i) it will, without demand therefore being made, pay the rent at the time and in the manner above provided, (ii) it will not assign, or otherwise transfer this lease or sublet the demised premises or suffer to permit the demised premises or any part thereof (even desk space) to be used by others, and


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???   not use the demised premises for any purpose except as above provided.
Any transfer by sale, encumbrance or otherwise of a majority of Tenant's issued and outstanding stock (if Tenant is a corporation), or any lawful levy or sale on execution or other legal process, or any assignment or sale in bankruptcy or insolvency or under any compulsory procedure, shall be deemed an assignment within the meaning of this lease.

SERVICES 4. (a) Landlord has the exclusive right to select a janitorial and cleaning service for the purpose of general cleaning and vacuuming of carpeting, toilet cleaning, etc; and this service to be at Tenants expense.
     Tenant shall pay as additional monthly rent for the above mentioned services without prior demand being made therefor, and without offset of any
kind, a sum (   ) to reflect the actual cost plus any increases in janitorial services as may occur from time to time.
     Tenants proportionate share of such cost shall be determined by multiplying the fraction, of which the numerator is the gross square feet of the floor area leased to tenant and the denominator is the gross square feet of rentable floor area in the entire building by the total of such costs. Shampoo of carpets, when necessary, is to be an additional charge paid wholly by the individual Tenant receiving that service.
     (b) Landlord will furnish at its expense the reasonable use of water and sewer. If Tenant requires more than an ordinary supply of water, Tenant agrees to reimburse Landlord for the cost of such extra utilities. Tenant shall not use any method of heating or cooling the demised premises other than that provided by Landlord.

HOURS OF OPERATIONS 5. The Building shall remain open during regular business hours daily, Sundays and holidays excepted.

TENANT CARE: ALTERATIONS, ETC. 6. Tenant covenants that during the term it will take care of the demised premises and the fixtures and equipment therein, and at its sole cost and expense, keep the same in good condition and repair throughout the term, making such replacements as may be necessary, and at the expiration of the term remove any installations or improvements it made which Landlord wishes removed, and deliver up the demised premises in good order and condition as the same were in at the time possession thereof was delivered to Tenant, ordinary wear and tear and damage caused by fire or other unavoidable casualty excepted. Tenant shall make no alterations, additions, or improvements to the demised premises without Landlord's prior written consent. All alterations, additions and improvements made to the demised premises whether by Landlord or by Tenant, except movable office furniture and equipment put in at Tenant's expense, shall be the property of Landlord and shall remain upon and be surrendered with the demised premises at the termination of this lease. All damage and injury to the demised premises, its fixtures and appurtenances and equipment, and to the Building, its fixtures, appurtenances and equipment, caused by Tenant, its servants, employees, agents, independent contractors or invitees, shall be repaired, restored or replaced promptly to Landlord's satisfaction by Tenant at Tenant's sole cost and expense. All installations, repairs, restorations and replacements shall be equal in quality to the original work.

RULES AND REGULATIONS 7. Tenant covenants that the following rules and regulations, which may be amended and/or supplemented from time to time by Landlord, relating to the Building and the demised premises shall be faithfully observed by Tenant, its employees, servants, agents and independent contractors:

     (a) The entry, passages, and stairways may be used for ingress and egress only.
     (b) Space for admitting natural light into any public area of the Building shall not be covered or obstructed by Tenant.
     (c) Toilets and other like apparatus shall be used only for the purpose for which they were constructed. Any and all damage from misuse shall be borne by Tenant.
     (d) Landlord reserves the right to determine the number of letters allowed Tenant on the directory it maintains.
     (e) No sign, advertisement, notice, or the like, shall be used in the Building other than on office doors, and then shall be of color, size and style, and be done at Tenant's expense by such party, as Landlord may determine. If Tenant violates the foregoing, Landlord may remove the violation without liability, and may charge all costs and expenses incurred in so doing to Tenant.
     (f) Tenant shall not throw or permit to be thrown anything out of windows or doors or down passages or elsewhere in the Building, or bring or keep any pets or other animals herein, or commit or make any indecent or improper act or noise, or do or permit anything which will in any way obstruct, injure, annoy or interfere with other tenants of those having business with them, or affect any insurance rate on the Building or violate any provision of any insurance policy on the Building, or conflict with any rule or ordinance of the Board of Health, Fire Department, or any governmental authority and Tenant shall comply with all governmental laws, orders and regulations with respect to Tenant's use or occupancy of the demised premises.
     (g) Furniture, supplies and equipment of Tenant shall be delivered only at time designated by Landlord.
     (h) Tenant shall not permit cleaning by any person other than employees of the Building.
     (i) Venetian blinds shall be used on all windows. All curtains, blinds, shades, screens and other fixtures must be of a quality, type, design, and color, and attached in a manner approved by Landlord.
     (j) Landlord will furnish Tenant with one key for the demised premises and one for each appropriate restroom. All additional keys will be at Tenant's expense. If Landlord furnishes Tenant a key to the lobby door of the Building, Tenant agrees to lock the lobby door immediately upon entering and leaving the Building during such hours as the Building is closed and Tenant shall be responsible for any and all damage and/or injury to person and/or property resulting from Tenant's neglecting to lock said door as aforesaid. All such keys in Tenant's possession or known by Tenant to be in existence shall be delivered to the Landlord at the termination of this lease. Tenant shall not place any additional lock on any door in the Building, and doors leading to the corridors or main halls shall be keep closed at all times as they may be used for ingress and egress.
     (k) The demised premises shall not be defaced in any way. No nails shall be driven, no screws inserted, there shall be no boring or cutting of wires, and no change in electric fixtures or other appurtenances of the demised premises shall be made.
     (l) No bicycles or vehicles of any kind shall be brought into or kept in or about the demised premises or the lobby or halls of the Building, and no cooking shall be done or permitted by Tenant on the demised premises. Tenant shall not cause or permit any unusual or objectionable odors to be produced upon or emanate from the demised premises.


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(m)  Tenant shall not engage or pay any employee on the demised premises, except those actually working for Tenant on the demised premises, nor advertise for laborers giving an address at the demised premises. It is understood that unless specifically authorized by Agent, employees of Landlord shall not perform nor be asked to perform work other than their regularly assigned duties.

(n) Landlord shall have the right to prohibit any advertising by Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building, and upon written notice from Landlord, Tenant shall promptly discontinue such advertising.

(o) Landlord will furnish electric light bulbs or fluorescent tubes in the fixtures at the time of the original letting of the demised premises, but Tenant shall furnish such bulbs or tubes thereafter.

(p) Canvassing, soliciting and peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

(r) If parking spaces are provided, Landlord shall have no responsibility whatsoever to anyone whomsoever in respect thereto. All vehicles used by Tenant's employees (including officers) shall be parked only in such area as may be designated by Landlord for the purpose. Tenant shall furnish to Landlord the license number of all such vehicles. Landlord reserves the right to remove by towing or otherwise any such vehicle parked in any area not so designated and to charge the cost thereof to Tenant.

(s) Tenant shall not place a load on any floor of the demised premises exceeding 50 lb. per square foot. Landlord reserves the right to prescribe the weight and position of all sales and heavy equipment.


DAMAGE, DESTRUCTION AND RESTORATION 8. If the Building shall be damaged by fire, elements, or other casually to such an extent that more than 90 working days of 8 hours each shall be required to restore the Building, Landlord or Tenant shall have the right to cancel this lease by giving to Tenant written notice of its intention so to do within 30 days after such damage occurs. However, that if such damage is the result of the act or omission to act of Tenant, its servants, employees, agents or visitors, Tenant shall forfeit its option to cancel. If this lease in cancelled as aforesaid, Landlord shall cause the Building and the demised premises to be restored with reasonable dispatch and the rental due shall be equitably and proportionately abated according to the loss of use of the demised premises, from the time of such damage until the Building and the demised premises shall have been restored to tenantable condition, provided; however, that if said damage is the result of any act or omission to act of Tenant, its servants, employees, agents or visitors, the rent shall not be abated and the Tenant shall continue to pay the full rent as hereinbefore set forth.

CONDEMNATION PROCEEDINGS 9. If the whole or any part of the Building, shall be taken or condemned (or sold pursuant to the threat of such taking) by a compelent authority for any public or quasi-public use or purpose, then the term of this lease, at the option of Landlord, shall cease and terminate from the date when possession is delivered to the condemning authority. In the event the demised premises are similarly taken, condemned or sold, in whole or in part, then the term of this lease shall, at the option of either party hereto, cease and terminate on the date when possession is delivered to the condemning authority. In no event shall Tenant have any claim to any award made as the result of such taking, nor shall Tenant have any claim against Landlord for the value of any unexpired term of this lease, but the rent shall be abated as of the date of such termination.

DEFAULT 10. In the event Tenant defaults for a period of 10 days in paying any installment of rent due hereunder or in performing any of the terms, covenants, conditions, or provision thereof binding upon Tenant or in observing or performing any of the rules and regulations set forth in paragraph 7 hereof, as the same may be amended from time to time, or in the reorganization, or for the appointment of a receiver or trustee for all or a portion of Tenant's property and Tenant fails to secure a discharge thereof within 30 days, or if Tenant makes an assignment for the benefit of creditors, or if Tenant abandons or deserts the demised premises, Landlord shall have the right, in addition to all other rights and remedies provided by law, to re-enter the demised premises peaceably or by force, with or without process of law, and to take possession thereof and to terminate this lease. No such termination of this lease nor recovering possession of the demised premises, however, shall deprive Landlord of any waiver of any lien of Landlord on the property of Tenant and Landlord may (but shall not be obligated to) relet the demised premises in whole or in part of the unexpired portion of the term and Tenant shall be obligated to reimburse Landlord for all of its expenses in connection with such retaking and reletting, including any loss of rental which might result.

LANDLORD'S LIABILITY 11. It is agreed that neither Landlord nor Agent shall be liable or responsible in any way for any injury to person or damage to or loss or theft of property sustained in or about the demised premises or the Building; however, the same be caused unless due to Landlord's or Agent's own willful act. Tenant absolves Landlord and Agent from damage to person or property caused by breakage of glass, or by leaks, breaks or overflow of roof, pipes, drains or plumbing fixtures or by falling plaster, imperfect wiring or construction.

ZONING 12. Landlord assumes no responsibility for ascertaining that the property is zoned for use in conformity with the use clause in this lease.

NOTICE OF ACCIDENT OR DEFECT 13. Tenant shall give to Landlord immediate notice of any accident to or occurring in and of any known defects in the demised premises or the Building, including fire, accident involving a person, and accident to or defects in the water pipes, electric wires, stairways and which defects shall thereupon be remedied by Landlord with due diligence unless caused by the acts or omission of Tenant, its agents, servants, employees, independent contractors or visitors, in which case the necessary repairs thereto shall be made as provided in paragraph 6 hereof.

ENTRY BY LANDLORD 14. Landlord and Landlord's agents, employees and independent contractors shall have the right to enter the demised premises at all times, to examine the same and to show them to prospective purchasers or lessees of the Building, or any portion thereof, and to make such decorations, repairs, alterations, improvements or additions as Landlord deems desirable, and Landlord and Landlord's agents, employees and independent contractors shall be allowed to take all material into and upon the demised premises that may be required therefore without the same constituting an eviction of Tenant in whole, or in part and the rent reserved shall in no wise abate while such decorations, repairs, alterations, improvements or additions are being made by reason of loss or interruption of the use of the demised premises by Tenant or otherwise. During the 6 months prior to the expiration of this lease, Landlord may exhibit the demised premises of prospective tenants thereof, and place upon the demised premises the usual notices "TO LET", which notices the Tenant shall permit to remain thereon without molestation.

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Tenant or otherwise. During the 6 months prior to the expiration of this lease, Landlord may exhibit the demised premises to prospective tenants thereof, and place upon the demised premises the usual notices "TO LET" which notices the Tenant shall permit to remain thereon without molestation.

RENEWAL 15. It is agreed that unless Landlord gives Tenant or Tenant gives Landlord written notice of any intention to terminate this Lease at least 120 days before the end of the original or any renewal term hereof, this lease shall renew itself from month to month until terminated by such notice, at the highest rental specified herein and subject to all of the conditions and provisions hereof.

NOTICE 16. Any notice herein provided to be given by Tenant to Landlord shall be deemed to be given when duly posted in United States registered or certified mail addressed to Agent. As aforesaid, any notice herein provided from Landlord to Tenant Shall be deemed to be given if delivered in person to Tenant or when duly posted in United States registered or certified mail addressed to Tenant at the demised premises.

NONWAIVER OF CONDITIONS 17. No act or thing done by Landlord or Landlord's agents or employees during the term hereof shall be deemed an acceptance of a surrender of the demised premises, save and except an agreement to accept such surrender in writing and signed by Landlord. Tenant agrees that failure of Landlord to insist upon strict observance of any of the terms or conditions hereof at any time shall not be deemed a waiver of its rights to insist on strict observance hereafter.

MORTGAGES, DEEDS of TRUST 18. This lease is subject or subordinate to all ground and underlying leases and the liens of all mortgages and deeds of trust which may now or hereafter be placed on the real property of which the demised premises form a part, and no further instrument in writing shall be necessary to effectuate such subordination.

SECURITY 19. Tenant has deposited with Landlord the sum of $7,800.00 as security for the full and faithful performance by Tenant of all terms of this lease required to be performed by Tenant. Such sum shall be returned to Tenant after the expiration of this lease, provided Tenant has fully and faithfully carried out all of its terms.

WAIVER OF JURY 20. Insofar as permitted by law, Landlord and Tenant waive trial by jury in any action or proceeding or counterclaim between the parties hereto, or their successors, arising out of or in any way connected with this lease or any of its provisions, Tenants use or occupancy of the demised premises and/or any claim of injury or damage.

OBSERVANCE OF COVENANTS 21. If Tenant shall default in the observance or performances of any provision or covenant on Tenant's part to be observed or performed under this lease, Landlord is (in addition to all other remedies herein or by law provided) may, immediately or at any time thereafter and without notice to Tenant, perform the same for the account of Tenant, and if Landlord makes any expenditures or insures any obligations for the payment of money in connection herewith, prosecuting or defending any action or proceeding, such sums paid or obligations incurred, with interest at 8% and costs, shall be deemed to be additional rent hereunder and shall be paid by Tenant to Landlord within 5 days of addition of any bill or statement to Tenant therefore and/or Landlord may collect same or any part thereof from Tenant's security deposit.

????PAROL REPRESENTATIONS 22. Tenant recognizes that neither Landlord nor Agent nor anyone acting for Landlord has made any representation or promise with respect to the Building, the land upon which it is erected or the demised premises, except herein expressly set forth and no rights, assessments or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provision of this lease. Taking possession of the demised premises by Tenant shall be conclusive evidence that Tenant accepts same "as is" and that the demised premises and the Building are in good and satisfactory condition at the time such possession was so taken.

QUIET ENJOYMENT 23. Landlord covenants and agrees that upon Tenant's paying the rent and observing and performing all the covenants, conditions and provisions, on Tenants' part to be observed and performed. Tenant may peaceably and quietly enjoy the demised premises, subject nevertheless, to any and all underlying leases and mortgages or deeds of trust now or hereafter affecting the demised premises.

CONVEYANCE OR ASSIGNMENT 24. The term "Landlord" as used in this Lease means only the owner, or the mortgages in possession, for the time being of the land and the Building (or the owner of a lease of the Building or the land and Building) that in the event of any conveyance or conveyances of said land and Building or an assignment of such lease, or in the ??? of a lease of the Building, or of the land and Building, the Landlord specifically named herein shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed out further agreement between the parties and the grantee, or the assignee, or the lessee of the Building of the land Building, that the grantee or the assignee or the lessee has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

HEIRS, AND EXECUTORS BOUND 25. The covenants, conditions and agreements contained in this lease shall bind and to the benefit of Landlord and Tenant and their respective heirs, distributees, executors, administrators, successors, except as otherwise provided in this lease, assigns.




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CONTRACT OF LANDLORD WITH AGENT 26. For the services rendered by Agent in procuring this lease Landlord agrees to pay Agent commission equal to 6% of the rent paid by Tenant hereunder as and when said rents are collected. If Landlord releases Tenant from this lease without the prior written consent of Agent, Landlord will forthwith pay to Agent 6% of the rents which would thereafter be due and payable to Landlord if this lease were to remain in effect.

TAX CLAUSE 27. Tenant agrees to pay Landlord as additional rent Tenant's proportionate share of any increase (whether caused by assessment or rate or both) in real estate taxes on the Building over and above the real estate taxes of the tax year during which rent payable by Tenant commences or the first year thereafter during which the Building is assessed if determined by multiplying the fraction, of which the numerator is the gross square feet of floor area leased to Tenant and the denominator is the gross square feet of rentable floor area in the entire Building, by the total of such increases. Tenant shall pay each and every such increase from time to time promptly as and when billed for same by either Landlord or Agent. Landlord expressly waives all rights, claims and demands whatsoever against Agent, whenever and however arising, in any way growing out or connected with the provisions of this paragraph of this lease, it being specifically understood that Agent shall have no responsibility or liability whatsoever to Landlord for the administration or enforcement or lack of administration or lack of enforcement of any or all of said provisions.

ESCALATION PROVISION 28. The annual increase shall be a 3% increase.

HEADINGS 29. The headings appearing at the beginning of each paragraph of this lease are intended only for convenience of reference and are not to be considered in construing this lease.

LIABILITY 30. Each and every person, firm, corporation, partnership and association comprising Tenant shall be jointly and severally liable hereunder for the full and faithful performance of all the provisions, conditions and covenants binding upon Tenant.

TENANT'S INDEMNIFICATION AND LIABILITY INSURANCE 31. (a) Tenant agrees that it will hold Landlord and Agent harmless from any and all injury or damage to person or property in, on or about the Leased Premises and those portions of the Common Areas adjoining the Leased Premises, including, without limitation, all costs, expenses, claims or suits arising in connection therewith. Tenant covenants that it will, at all times during the term hereof, at its own cost and expense, carry public liability insurance on the Leased Premises (including Common Areas adjoining the Leased Premises) with limits of not less than $300,000.00 for injury or death to one person, $500,000.00 for injury or death to more than one person, and property damage of $50,000.00, which insurance shall be so written as to protect Landlord, its agents and Tenant, as their respective interests may appear. Certificates of such Insurance policies shall be delivered to Landlord promptly after the issuance of the respective policies. If Tenants fails to provide such insurance, Landlord may (but shall not be obligated to) do so and collect the cost thereof as a part of the rent; (b) Landlord and Agent shall not be liable for any damage to persons or property sustained in or about the Leased Premises during the term hereof, howsoever caused.

IN WITNESS WHEREOF any individual parties hereto have hereunto set their hands and seals and any corporate parties have caused this lease to be executed in their respective names and behalves by their respective presidents or vice presidents and their respective corporate seals to be affixed and attached by their respective secretaries, all as of the day and year first above written.

                                   LANDLORD'S SIGNATURE:

                                   Executive Cove L.L.C.
                                   ----------------------------------

                                   By /s/ Illegible
                                   ----------------------------------

                                   ____________________________(SEAL)

                                   ____________________________(SEAL)


                                   TENANT'S SIGNATURES:

                                   C.M.S. Holdings Co. Inc.
                                   ----------------------------------

                                   By /s/ Illegible
                                   ----------------------------------

                                   ____________________________(SEAL)

                                   ____________________________(SEAL)


                                   AGENT'S SIGNATURE

                             LEASE PROPOSAL FOR
                        THE COPY MACHINE STORE, INC.


PREMISES: Building 5604, Suite 102 & 103 consisting of approx. 2,700 sq. ft.

TERM:     Three years.

RENT: $2,300 per month plus $100 per month for janitorial services for year 1
          3% increase for year 2 and year 3

IMPROVEMENTS:  Landlord will paint Suites 104 & 103.
               Landlord will replace carpet in Suite 103.


LEASE TERMS:  The remaining terms of the lease will be identical to the current lease between The Copy Machine Store, Inc. and Executive Cove Center.




      If these terms are acceptable, please sign this sheet and we will proceed to prepare a lease according to these terms.



SEEN AND AGREED TO:                 $2,300.00 rent
                                    $100.00 Janitorial
THE COPY MACHINE STORE, INC.        $1,258.75 December rent #103
                                    $1,041.25 Security deposit
By:------------------------         ---------
    Title:-----------------         $4,700.00 Total due Jan. 1, 1997

SEEN AND AGREED TO:
C.M.S. HOLDING CO. INC.

By: Jack T. Welsch                  C.M.S. Holding Co. agrees to pay Decembers
    ----------------------          Rent on Suite #103 and additional deposit of
                                    $1,041.25 on or about Jan.    .
   Title: V.P.
         -----------------